Section 906 Certifications

I, Charles E. Porter, a Principal Executive Officer of the Funds listed on Attachment A, certify that, to my knowledge: 1. The form N-CSR of the Funds listed on Attachment A for the period ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended December 31, 2005 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

Date: February 28, 2006 /s/ Charles E. Porter ______________________ Charles E. Porter Principal Executive Officer

Section 906 Certifications

I, Steven D. Krichmar, a Principal Financial Officer of the Funds listed on Attachment A, certify that, to my knowledge: 1. The form N-CSR of the Funds listed on Attachment A for the period ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended December 31, 2005 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

Date: February 28, 2006 /s/ Steven D. Krichmar ______________________ Steven D. Krichmar Principal Financial Officer

Attachment A N-CSR Period (s) ended December 31, 2005

841	Putnam International Equity Fund

2HF	Putnam Small Cap Growth Fund
2CE	Putnam International Growth & Income
Fund
057	Putnam Europe Equity Fund

852	Putnam New Opportunities Fund
377	Putnam Discovery Growth Fund

2PX	Putnam VT American Government
Income Fund
2TP	Putnam VT Capital Appreciation Fund

23K	Putnam VT Capital Opportunities Fund

2TJ	Putnam VT Discovery Growth Fund
961	Putnam VT Diversified Income Fund
23N	Putnam VT Equity Income Fund
2IS	Putnam VT The George Putnam Fund of
Boston
070	Putnam VT Global Asset Allocation Fund
016	Putnam VT Global Equity Fund

066	Putnam VT Growth and Income Fund

2PU	Putnam VT Growth Opportunities Fund

2IW	Putnam VT Health Sciences Fund

067	Putnam VT High Yield Fund

068	Putnam VT Income Fund
2DO	Putnam VT International Equity Fund

2DP	Putnam VT International New
Opportunities Fund

2IO	Putnam VT Investors Fund
23H	Putnam VT Mid Cap Value Fund

069	Putnam VT Money Market Fund
098	Putnam VT New Opportunities Fund

2DR	Putnam VT New Value Fund

2IP	Putnam VT OTC & Emerging Growth
Fund
2LA	Putnam VT Research Fund

2MJ	Putnam VT Small Cap Value Fund

152	Putnam VT Utilities Growth and Income
Fund

2DQ	Putnam VT Vista Fund

065	Putnam VT Voyager Fund
2CE	Putnam VT International Growth &
Income Fund